☒

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008 (August 5, 2008)

Superior Essex Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50514	20-0282396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Interstate North Parkway

Atlanta, Georgia 30339

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 657-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in the Company’s Form 10-Q filed on August 7, 2008, on August 5, 2008 Superior Essex Communications LP, Essex Group, Inc. and Essex Group Canada, Inc., as borrowers, entered into a second amended and restated loan agreement and related security agreements, guaranties and other agreements with a syndicate of financial institutions.

A copy of the Second Amended and Restated Loan Agreement by and among Superior Essex Communications LP and Essex Group, Inc., as U.S. Borrowers, Essex Group Canada Inc., as Canadian Borrower, Bank of America, N.A., as administrative agent, Banc of America Securities LLC and Barclays Capital, the investment banking division of Barclays Bank PLC, as co-lead arrangers, and the lenders party thereto (the “Loan Agreement”) is attached hereto as Exhibit 10.17 and is incorporated herein by reference.

A copy of the Agreement Regarding Environmental Matters between Superior Essex Communications LP and Essex Group, Inc., on the one hand and Bank of America N.A., on the other hand as administrative agent for the lenders party to the Loan Agreement from time to time is attached hereto as Exhibit 10.18 and is incorporated herein by reference.

A copy of the Amended and Restated Security Agreement by and among Superior Essex Communications LP, Essex Group, Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as grantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Secured Parties (as defined therein) is attached hereto as Exhibit 10.19 and is incorporated herein by reference.

A copy of the Amended and Restated Pledge Agreement (U.S. Borrowers) by and among Superior Essex Communications LP and Essex Group, Inc., as pledgors and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time, and the other Secured Parties (as defined therein) is attached hereto as Exhibit 10.20 and is incorporated herein by reference.

A copy of the Amended and Restated Pledge Agreement (Guarantors) by and among Superior Essex Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as pledgors, and Bank of America, N.A. as administrative and collateral agent for the lenders party to the Loan Agreement from time to time, and the other Secured Parties (as defined therein) is attached hereto as Exhibit 10.21 and is incorporated herein by reference.

A copy of the Amended and Restated Continuing Guaranty Agreement by and among Superior Essex Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as guarantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Credit Parties (as defined therein) is attached hereto as Exhibit 10.22 and is incorporated herein by reference.

A copy of the Continuing Guaranty Agreement by and among Superior Essex Communications LP and Essex Group, Inc., as guarantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Credit Parties (as defined therein) is attached hereto as Exhibit 10.23 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 7, 2008, Cyprus Acquisition Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirect subsidiary of LS Corp., a corporation organized under the laws of the Republic of Korea and formerly known as LS Cable Ltd. (“Parent”), merged (the “Merger”) with and into Superior Essex Inc., a Delaware corporation (the “Company”).  The Merger was pursuant to the Agreement and Plan of Merger, dated as of June 11, 2008, (the “Merger Agreement”), between Parent and the Company, with the Company (the “Surviving

Corporation”) surviving the Merger as an indirect subsidiary of Parent.  As a result of the Merger, all outstanding shares of common stock of the Company, par value $0.01 per share (the “Shares”) were converted into the right to receive $45.00 per Share, net to the seller in cash, without interest thereon and less any amounts required to be withheld under applicable U.S. federal, state or local tax laws, other than (i) the Shares owned by Parent or Merger Sub or held by the Company immediately prior to the effective time of the Merger (in each case, other than any Shares held on behalf of third parties) (the “Cancelled Shares”) and (ii) Shares that are issued and outstanding immediately prior to the effective time of the Merger (other than Cancelled Shares) and held by holders of such Shares who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Delaware law.

Following the Merger, on August 7, 2008, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the Shares from NASDAQ.  Additionally, the Company intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting that the Shares be deregistered and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.02 Unregistered Sale of Equity Securities.

In connection with the acquisition of the Company by Parent, Merger Sub issued 731,295 shares of common stock (the “new common stock”) and 172,660 shares of Series A voting redeemable convertible preferred stock (the “new Series A preferred stock”).  Proceeds from the issuance of the new common stock amounted to $731.295 million and proceeds from the issuance of the new Series A preferred stock amounted to $172.66 million and were used by Merger Sub to purchase outstanding Shares pursuant to the Merger Agreement.  The new common stock and the new Series A preferred stock became securities of the Company upon completion of the Merger.

Holders of the new Series A preferred stock are entitled to receive cumulative cash dividends payable semi-annually in an amount equal to the greater of (i) $17.50 per share and (ii) the aggregate per share amount of dividends or other distributions on the common stock of the Company.  The new Series A preferred stock has a liquidation preference of $1,000 per share plus accumulated and unpaid dividends.  Each share of new Series A preferred stock is automatically convertible 6 ½ years from the date of issue, or earlier at the option of the holder, into one share of common stock of the Company.  Each share of new Series A preferred stock shall have one vote with respect to all matters voted on by holders of the common stock of the Company.  The new Series A preferred stock is subject to redemption, in whole but not in part, at the option of the holder at a price equal to (i) the liquidation preference plus assumed dividends calculated thereon at 7% per annum compounded annually, less (ii) dividends paid prior to the date of redemption plus assumed dividends thereon calculated at 7% per annum compounded annually from the date of such payment to the date of redemption.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2008, Parent effected the Merger by way of a short-form merger under Delaware law.  Pursuant to the Merger Agreement, the directors of Merger Sub as of the effective time of the Merger, Chayol Koo, Kwang Woo Lee, Myung Kyu Choi, Ja Eun Koo, Choon-hyun Kim and Stephen M. Carter, became the directors of the Company upon the effective time of the Merger.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on June 13, 2008.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective upon the effective time of the Merger, the Company’s certificate of incorporation was amended to read in its entirety as the Certificate of Incorporation, as amended, of Merger Sub read immediately prior to the effective time of the Merger, except that the reference to Merger Sub’s name in Article I was replaced with a reference to “Superior Essex Inc.” and the Merger Sub’s Certificate of Designation was incorporated therein.

Pursuant to the Merger Agreement, effective upon the effective time of the Merger, the Company’s bylaws were amended so as to read in their entirety as the bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger, except that references to Merger Sub’s name were replaced by references to “Superior Essex Inc.”

A copy of the amended and restated certificate of incorporation and bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On August 5, 2008, Parent, LS Cable and the Company issued a joint press release announcing the results of the subsequent offering period, which expired at 5:00 p.m. (New York City time) on August 4, 2008.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
10.17

Second Amended and Restated Loan Agreement by and among Superior Essex Communications LP and Essex Group, Inc., as U.S. Borrowers, Essex Group Canada Inc., as Canadian Borrower, Bank of America, N.A., as administrative agent, Banc of America Securities LLC and Barclays Capital, the investment banking division of Barclays Bank PLC, as co-lead arrangers, and the lenders party thereto.

10.18

Agreement Regarding Environmental Matters between Superior Essex Communications LP and Essex Group, Inc., and Bank of America N.A., as administrative agent for the lenders party to the Loan Agreement from time to time.

10.19

Amended and Restated Security Agreement by and among Superior Essex Communications LP, Essex Group, Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as grantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Secured Parties (as defined therein).

10.20

Amended and Restated Pledge Agreement (U.S. Borrowers) by and among Superior Essex Communications LP and Essex Group, Inc., as pledgors and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time, and the other Secured Parties (as defined therein).

10.21

Amended and Restated Pledge Agreement (Guarantors) by and among Superior Essex Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as pledgors, and Bank of America, N.A. as administrative and collateral agent for the lenders party to the Loan Agreement from time to time, and the other Secured Parties (as defined therein).

10.22

Amended and Restated Continuing Guaranty Agreement by and among Superior Essex Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as guarantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Credit Parties (as defined therein).

10.23

Continuing Guaranty Agreement by and among Superior Essex Communications LP and Essex Group, Inc., as guarantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Credit Parties (as defined therein).

99.1

Joint Press Release, issued by Parent, LS Cable and the Company, dated August 5, 2008 (incorporated herein by reference to Exhibit (a)(1)(K) of Amendment No. 3 to Schedule TO filed with the SEC by Purchaser and Parent on August 5, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2008

SUPERIOR ESSEX INC.

By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President, Chief Financial Officer
And Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
10.17

Second Amended and Restated Loan Agreement by and among Superior Essex Communications LP and Essex Group, Inc., as U.S. Borrowers, Essex Group Canada Inc., as Canadian Borrower, Bank of America, N.A., as administrative agent, Banc of America Securities LLC and Barclays Capital, the investment banking division of Barclays Bank PLC, as co-lead arrangers, and the lenders party thereto.

10.18

Agreement Regarding Environmental Matters between Superior Essex Communications LP and Essex Group, Inc., on the one hand and Bank of America N.A., on the other hand as administrative agent for the lenders party to the Loan Agreement from time to time.

10.19

Amended and Restated Security Agreement by and among Superior Essex Communications LP, Essex Group, Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as grantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Secured Parties (as defined therein).

10.20

Amended and Restated Pledge Agreement (U.S. Borrowers) by and among Superior Essex Communications LP and Essex Group, Inc., as pledgors and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time, and the other Secured Parties (as defined therein).

10.21

Amended and Restated Pledge Agreement (Guarantors) by and among Superior Essex Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as pledgors, and Bank of America, N.A. as administrative and collateral agent for the lenders party to the Loan Agreement from time to time, and the other Secured Parties (as defined therein).

10.22

Amended and Restated Continuing Guaranty Agreement by and among Superior Essex Inc., Superior Essex Holding Corp., SE Communications GP Inc., Essex International Inc., Essex Canada Inc., Essex Group Mexico Inc., Essex Group, Inc. and Essex Mexico Holdings, L.L.C., as guarantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Credit Parties (as defined therein).

10.23

Continuing Guaranty Agreement by and among Superior Essex Communications LP and Essex Group, Inc., as guarantors, and Bank of America, N.A., as administrative and collateral agent for the lenders party to the Loan Agreement from time to time and the other Credit Parties (as defined therein).

99.1

Joint Press Release, issued by Parent, LS Cable and the Company, dated August 5, 2008 (incorporated herein by reference to Exhibit (a)(1)(K) of Amendment No. 3 to Schedule TO filed with the SEC by Purchaser and Parent on August 5, 2008).